Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact: Maurice H. Sullivan, Jr.
(617) 254-0707

PEOPLES FEDERAL BANCSHARES, INC. ANNOUNCES FOURTH QUARTER AND FISCAL 2013 FINANCIAL RESULTS

Brighton, Massachusetts, November 1, 2013.  Peoples Federal Bancshares, Inc. (the “Company”) (Nasdaq: PEOP), the holding company for Peoples Federal Savings Bank (the “Bank”), announced fourth quarter and annual earnings for the fiscal year ended September 30, 2013.  For the quarter ended September 30, 2013, the Company reported net income of $461,000 or $0.07 per share, basic and diluted, as compared to a net loss of $323,000 or $(0.05) per share, basic and diluted, for the same period last year, and net income of $598,000, or $0.10 per share, basic and diluted, for the quarter ended June 30, 2013.  The net loss for the September 30, 2012 quarter was attributable to the establishment of a $1.0 million valuation allowance against the Company’s deferred tax asset.  For the fiscal year ended September 30, 2013, the Company reported net income of $2.3 million, or $0.37 per share, basic and diluted, as compared to net income of $1.7 million, or $0.26 per share, basic and diluted, for fiscal 2012.

For the quarter ended September 30, 2013, net interest and dividend income totaled $4.2 million as compared to $4.3 million for the quarter ended September 30, 2012.  Low market interest rates have continued to pressure net interest and dividend income as recently originated loans reflect the low interest rate environment.  Non-interest income totaled $402,000 for the quarter ended September 30, 2013, as compared to $562,000 for the quarter ended September 30, 2012, as mortgage banking income decreased during the current quarter.  Non-interest expense totaled $3.8 million for the quarter ended September 30, 2013 as compared to $3.7 million for the quarter ended September 30, 2012.

For the fiscal year ended September 30, 2013 and 2012, net interest and dividend income totaled $16.6 million and $17.0 million, respectively.  Low market interest rates have continued to pressure net interest and dividend income as recently originated loans reflect current market conditions.  Non-interest income totaled $1.9 million for the fiscal year ended September 30, 2013, as compared to $1.8 million for the fiscal year ended September 30, 2012.  Non-interest expense totaled $14.3 million for the fiscal year ended September 30, 2013, as compared to $14.1 million for the fiscal year ended September 30, 2012, reflecting higher salaries and employee benefits offset mainly by a decrease in advertising expense, equipment expense and other expense.

On a linked quarter basis, net interest and dividend income remained stable at $4.2 million for the Company’s 2013 fourth fiscal quarter ended September 30, 2013 and for the third fiscal quarter ended June 30, 2013.  Non-interest income for the fourth quarter of fiscal 2013 decreased to $402,000 from $472,000 for the third fiscal quarter ended June 30, 2013.  Non-interest expense increased to $3.8 million for the fourth fiscal quarter ended September 30, 2013 as compared to $3.6 million for the third fiscal quarter ended June 30, 2013.

Total assets increased $14.4 million, or 2.5%, to $585.2 million at September 30, 2013 from $570.8 million at September 30, 2012.  Loans, net increased $15.0 million, or 3.3%, as residential real estate, construction and commercial loans all increased while commercial real estate and consumer loans declined.  Cash and cash equivalents increased $893,000 to $37.1 million at September 30, 2013 from $36.2 million at September 30, 2012.  Securities available-for-sale and held-to-maturity in total decreased $1.3 million, or 2.7%, to $46.3 million at September 30, 2013 from $47.6 million at September 30, 2012.  Borrowings increased to $44.0 million at September 30, 2013 from $33.0 million at September 30, 2012.

Deposits increased $8.4 million to $425.1 million at September 30, 2013 from $416.7 million at September 30, 2012.  Savings accounts increased $7.2 million, demand deposits increased $8.7 million, and NOW accounts increased $1.5 million, while term certificates decreased $6.9 million and money market accounts decreased $2.1 million. At September 30, 2013, total stockholders’ equity was $106.3 million, a decrease of $4.2 million from $110.5 million at September 30, 2012 resulting primarily from dividends paid of $2.3 million and the repurchase and retirement of 336,345 shares, or $6.0 million, of the Company’s common stock pursuant to our stock repurchase plan.  The decline in stockholder’s equity was offset, in part, by net income of $2.3 million, stock based compensation expense of $1.5 million and common stock released and committed to be released by the ESOP of $510,000.

During the quarters ended September 30, 2013 and 2012, the Company paid quarterly cash dividends of $0.04 and $0.03 per common share, respectively, totaling $239,000 and $181,000, during the quarters ended September 30, 2013 and 2012. The dividends paid totaled $2.3 million and $181,000, respectively, during the years ended September 30, 2013 and 2012.

Non-performing assets totaled $2.2 million, or 0.4% of total assets, at September 30, 2013, compared to $3.4 million, or 0.6% of total assets, at September 30, 2012 and $1.9 million, or 0.3% of total assets, at June 30, 2013.  Classified assets decreased to $4.1 million at September 30, 2013, as compared to $9.6 million at September 30, 2012 but have increased as compared to $3.5 million at June 30, 2013.  The Company did not provide to the allowance for loan losses during the quarter ended September 30, 2013 reflecting little change in net loans and improvements in loan delinquencies, non-performing assets and classified assets.

Certain statements herein constitute “forward-looking statements” and actual results may differ from those contemplated by these statements.  Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts.  They often include words like “believe,” “expect,” “anticipate,” “estimate,” and “intend” or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.”  Certain factors that could cause actual results to differ materially from expected results include changes in the interest rate environment, changes in general economic conditions, legislative and regulatory changes that adversely affect the businesses in which Peoples Federal Bancshares, Inc. is engaged and changes in the securities market.  The Company disclaims any intent or obligation to update any forward-looking statements, whether in response to new information, future events or otherwise.

PEOPLES FEDERAL BANCSHARES, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	September 30,
	2013	2012
	(Unaudited)
	(In thousands, except share data)
ASSETS
Cash and due from banks	$4,047	$6,713
Interest-bearing demand deposits with other banks	30,906	27,378
Federal funds sold	79	48
Federal Home Loan Bank - overnight deposit	2,102	2,102
Total cash and cash equivalents	37,134	36,241
Securities available-for-sale	14,225	21,653
Securities held-to-maturity (fair values of $32,105 and $26,746)	32,054	25,921
Federal Home Loan Bank stock (at cost)	3,775	4,014
Loans	470,086	454,925
Allowance for loan losses	(4,037)	(3,891)
Loans, net	466,049	451,034
Premises and equipment, net	3,465	3,577
Cash surrender value of life insurance policies	20,007	19,364
Accrued interest receivable	1,448	1,589
Deferred income tax asset, net	5,432	5,116
Other assets	1,657	2,318
Total assets	$585,246	$570,827

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Non-interest bearing	$57,891	$49,165
Interest-bearing	367,202	367,583
Total deposits	425,093	416,748
Short-term borrowings	6,000	8,000
Long-term debt	38,000	25,000
Accrued expenses and other liabilities	9,801	10,541
Total liabilities	478,894	460,289

Stockholders’ equity:
Preferred stock, $0.01 par value; 50,000,000 shares authorized; none issued	—	—
Common stock, $0.01 par value; 100,000,000 shares authorized; 6,465,934 and 6,726,904 shares issued and outstanding at September 30, 2013 and 2012, respectively	65	67
Additional paid-in capital	60,039	63,909
Retained earnings	55,103	55,153
Accumulated other comprehensive (loss) income	(30)	113
Unearned restricted shares; 256,894 and 244,140 shares at September 30, 2013 and 2012, respectively	(4,183)	(3,777)
Unearned compensation - ESOP	(4,642)	(4,927)
Total stockholders’ equity	106,352	110,538
Total liabilities and stockholders’ equity	$585,246	$570,827

PEOPLES FEDERAL BANCSHARES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended		Years Ended
	September 30,		September 30,
	2013	2012	2013	2012
	(Unaudited)
	(Dollars in thousands, except share data)
Interest and dividend income:
Interest and fees on loans	$4,574	$4,857	$18,690	$19,323
Interest on debt securities:
Taxable	183	191	600	914
Other interest	17	14	87	73
Dividends on equity securities	4	5	16	19
Total interest and dividend income	4,778	5,067	19,393	20,329

Interest expense:
Interest on deposits	469	627	2,137	2,755
Interest on Federal Home Loan Bank advances	156	155	608	564
Total interest expense	625	782	2,745	3,319
Net interest and dividend income	4,153	4,285	16,648	17,010
Provision for loan losses	—	165	200	540
Net interest and dividend income, after provision for loan losses	4,153	4,120	16,448	16,470

Non-interest income:
Customer service fees	209	210	825	838
Loan servicing fees (costs), net	13	(5)	43	2
Net gain on sales of mortgage loans	—	120	189	169
Increase in cash surrender value of life insurance	157	161	643	651
Other income	23	76	154	173
Total non-interest income	402	562	1,854	1,833

Non-interest expense:
Salaries and employee benefits	2,626	2,540	9,799	9,587
Occupancy expense	246	238	965	920
Equipment expense	96	104	390	437
Professional fees	172	133	570	488
Advertising expense	118	110	497	558
Data processing expense	216	211	853	811
Deposit insurance expense	57	75	268	251
Other expense	236	264	1,004	1,074
Total non-interest expense	3,767	3,675	14,346	14,126
Income before income taxes	788	1,007	3,956	4,177
Provision for income taxes	327	1,330	1,671	2,520
Net income (loss)	$461	$(323)	$2,285	$1,657

Weighted-average shares outstanding:
Basic	5,763,952	5,982,123	5,875,741	6,175,042
Diluted	5,811,421	5,982,123	5,915,400	6,183,718

Earnings (loss) per common share:
Basic	$0.07	$(0.05)	$0.37	$0.26
Diluted	$0.07	$(0.05)	$0.37	$0.26

PEOPLES FEDERAL BANCSHARES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended
	September 30,	June 30,
	2013	2013
	(Unaudited)
	(Dollars in thousands, except share data)
Interest and dividend income:
Interest and fees on loans	$4,574	$4,644
Interest on debt securities:
Taxable	183	147
Other interest	17	26
Dividends on equity securities	4	3
Total interest and dividend income	4,778	4,820

Interest expense:
Interest on deposits	469	501
Interest on Federal Home Loan Bank advances	156	152
Total interest expense	625	653
Net interest and dividend income	4,153	4,167
Provision for loan losses	—	—
Net interest and dividend income, after provision for loan losses	4,153	4,167

Non-interest income:
Customer service fees	209	213
Loan servicing fees, net	13	16
Net gain on sales of mortgage loans	—	42
Increase in cash surrender value of life insurance	157	143
Other income	23	58
Total non-interest income	402	472

Non-interest expense:
Salaries and employee benefits	2,626	2,444
Occupancy expense	246	241
Equipment expense	96	87
Professional fees	172	104
Advertising expense	118	142
Data processing expense	216	218
Deposit insurance expense	57	81
Other expense	236	254
Total non-interest expense	3,767	3,571
Income before income taxes	788	1,068
Provision for income taxes	327	470
Net income	$461	$598

Weighted-average shares outstanding:
Basic	5,763,952	5,869,813
Diluted	5,811,421	5,905,052

Earnings per common share:
Basic	$0.07	$0.10
Diluted	$0.07	$0.10

The following tables set forth average assets, liability and equity account balances, average yields and costs, and certain other information for the periods indicated.  No tax-equivalent yield adjustments were made, as the effect thereof was not material.  All average balances are daily average balances.  Non-accrual loans were included in the computation of average balances, but have been reflected in the table as loans carrying a zero yield.  The yields set forth below include the effect of deferred fees, discounts and premiums that are amortized or accreted to interest income or expense.

	Three Months Ended September 30,
	2013				2012
	Average		Interest	Average	Average		Interest	Average
	Outstanding		Earned/	Yield/	Outstanding		Earned/	Yield/
	Balance		Paid	Rate (1)	Balance		Paid	Rate (1)
	(Unaudited)
	(Dollars in thousands)
Interest-earning assets:
Loans (2)	$460,109		$4,574	3.98%	$441,232		$4,857	4.40%
Taxable securities (3)	43,861		183	1.67	51,701		191	1.48
Other interest-earning assets	33,521		17	0.20	29,321		14	0.19
FHLB stock	3,775		4	0.42	4,014		5	0.50
Total interest-earning assets	541,266		4,778	3.53	526,268		5,067	3.85
Non-interest-earning assets	35,540				36,992
Total assets	$576,806				$563,260

Interest-bearing liabilities:
Deposits:
Savings	$55,991		14	0.10	$49,616		18	0.15
Money market accounts	151,019		158	0.42	153,091		236	0.62
NOW accounts	39,075		6	0.06	37,447		7	0.07
Term certificates	122,769		291	0.95	128,186		366	1.14
Total deposits	368,854		469	0.51	368,340		627	0.68
FHLB advances	35,685		156	1.75	28,979		155	2.14
Total interest-bearing liabilities	404,539		625	0.62	397,319		782	0.79
Demand deposits	55,890				45,791
Other non-interest-bearing liabilities	9,782				9,017
Total non-interest-bearing liabilities	65,672				54,808
Total liabilities	470,211				452,127
Stockholders’ equity	106,595				111,133
Total liabilities and stockholders’ equity	$576,806				$563,260

Net interest income			$4,153				$4,285
Net interest rate spread (4)				2.91%				3.06%
Net interest-earning assets (5)	$136,727				$128,949
Net interest margin (6)				3.07%				3.26%
Ratio of interest-earning assets to total interest-bearing liabilities	1.34	x			1.32	x

(1)         Yields are annualized.

(2)         Average loans include non-accrual loans and are net of average deferred loan fees/costs.

(3)         Average balances are presented at average amortized cost.

(4)         Net interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.

(5)         Net interest-earning assets represent total interest-earning assets less total interest-bearing liabilities.

(6)         Net interest margin represents net interest income divided by average total interest-earning assets.

	Years Ended September 30,
	2013				2012
	Average		Interest	Average	Average		Interest	Average
	Outstanding		Earned/	Yield/	Outstanding		Earned/	Yield/
	Balance		Paid	Rate	Balance		Paid	Rate
	(Unaudited)
	(Dollars in thousands)				(Dollars in thousands)
Interest-earning assets:
Loans (1)	$453,202		$18,690	4.12%	$422,198		$19,323	4.58%
Taxable securities (2)	40,283		600	1.49	56,856		914	1.61
Other interest-earning assets	41,484		87	0.21	28,864		73	0.25
FHLB stock	3,880		16	0.41	4,155		19	0.46
Total interest-earning assets	538,849		19,393	3.60	512,073		20,329	3.97
Non-interest-earning assets	35,834				44,030
Total assets	$574,683				$556,103

Interest-bearing liabilities:
Deposits:
Savings	$53,727		72	0.13	$48,675		90	0.18
Money market accounts	152,967		767	0.50	153,789		1,066	0.69
NOW accounts	38,220		24	0.06	36,724		40	0.11
Term certificates	126,255		1,274	1.01	130,326		1,559	1.20
Total deposits	371,169		2,137	0.58	369,514		2,755	0.75
FHLB advances	33,518		608	1.81	22,716		564	2.48
Total interest-bearing liabilities	404,687		2,745	0.68	392,230		3,319	0.85
Demand deposits	52,293				41,816
Other non-interest-bearing liabilities	9,380				8,762
Total non-interest-bearing liabilities	61,673				50,578
Total liabilities	466,360				442,808
Stockholders’ equity	108,323				113,295
Total liabilities and stockholders’ equity	$574,683				$556,103

Net interest income			$16,648				$17,010
Net interest rate spread (3)				2.92%				3.12%
Net interest-earning assets (4)	$134,162				$119,843
Net interest margin (5)				3.09%				3.32%
Ratio of interest-earning assets to total interest-bearing liabilities	1.33	x			1.31	x

(1)         Average loans include non-accrual loans and are net of average deferred loan fees/costs.

(2)         Average balances are presented at average amortized cost.

(3)         Net interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.

(4)         Net interest-earning assets represent total interest-earning assets less total interest-bearing liabilities.

(5)         Net interest margin represents net interest income divided by average total interest-earning assets.

	Three Months Ended
	September 30, 2013				June 30, 2013
	Average		Interest	Average	Average		Interest	Average
	Outstanding		Earned/	Yield/	Outstanding		Earned/	Yield/
	Balance		Paid	Rate (1)	Balance		Paid	Rate (1)
	(Unaudited)
	(Dollars in thousands)
Interest-earning assets:
Loans (2)	$460,109		$4,574	3.98%	$450,486		$4,644	4.12%
Taxable securities (3)	43,861		183	1.67	39,533		147	1.49
Other interest-earning assets	33,521		17	0.20	44,511		26	0.23
FHLB stock	3,775		4	0.42	3,775		3	0.32
Total interest-earning assets	541,266		4,778	3.53	538,305		4,820	3.58
Non-interest-earning assets	35,540				35,920
Total assets	$576,806				$574,225

Interest-bearing liabilities:
Deposits:
Savings	$55,991		14	0.10	$54,572		17	0.12
Money market accounts	151,019		158	0.42	152,231		173	0.45
NOW accounts	39,075		6	0.06	39,035		6	0.06
Term certificates	122,769		291	0.95	125,434		305	0.97
Total deposits	368,854		469	0.51	371,272		501	0.54
FHLB advances	35,685		156	1.75	33,000		152	1.84
Total interest-bearing liabilities	404,539		625	0.62	404,272		653	0.65
Demand deposits	55,890				52,647
Other non-interest-bearing liabilities	9,782				9,089
Total non-interest-bearing liabilities	65,672				61,736
Total liabilities	470,211				466,008
Stockholders’ equity	106,595				108,217
Total liabilities and stockholders’ equity	$576,806				$574,225

Net interest income			$4,153				$4,167
Net interest rate spread (4)				2.91%				2.93%
Net interest-earning assets (5)	$136,727				$134,033
Net interest margin (6)				3.07%				3.10%
Ratio of interest-earning assets to total interest-bearing liabilities	1.34	x			1.33	x

(1)         Yields are annualized.

(2)         Average loans include non-accrual loans and are net of average deferred loan fees/costs.

(3)         Average balances are presented at average amortized cost.

(4)         Net interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.

(5)         Net interest-earning assets represent total interest-earning assets less total interest-bearing liabilities.

(6)         Net interest margin represents net interest income divided by average total interest-earning assets.